UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): February 7, 2022

CVR PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35120	56-2677689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	UAN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 7, 2022, CVR Partners, LP (the “Partnership”) issued a press release announcing that the Partnership and its indirect wholly owned subsidiary, CVR Nitrogen Finance Corporation (together with the Partnership, the “Issuers”), delivered a notice of full redemption for the remaining balance of the Issuers’ outstanding 9.250% Senior Secured Notes due 2023 (the “2023 Notes”) at a par redemption price, plus accrued and unpaid interest on the redeemed portion of the 2023 Notes, to be redeemed on February 22, 2022. As of February 7, 2022, there was outstanding an aggregate principal amount of $65 million of the 2023 Notes. Wilmington Trust, National Association is the trustee for the 2023 Notes and is serving as the paying agent for the full redemption. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K (“Current Report”) and Exhibit 99.1 is being furnished, not filed, pursuant to Items 8.01 and 9.01 of Form 8-K. Accordingly, the information in Items 8.01 and 9.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Partnership under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference. The furnishing of information in this Current Report, including Exhibit 99.1, is not intended to, and does not, constitute a determination or admission by the Partnership that the information in this Current Report, including Exhibit 99.1, is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Partnership or any of its affiliates.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being “furnished” as part of this Current Report:

Exhibit Number	Exhibit Description

99.1	Press Release dated February 7, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2022

CVR Partners, LP
By: CVR GP, LLC, its general partner

By:	/s/ Dane J. Neumann
Dane J. Neumann
Executive Vice President and Chief Financial Officer